UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2017

Blackstone Real Estate Income Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-213043	81-0696966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue

New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 583-5000

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☒

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 26, 2017, Blackstone Real Estate Income Trust, Inc. (the “Company”) reconvened its 2017 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders approved Proposal 3, an amendment and restatement of the Company’s Articles of Amendment and Restatement (the “Charter”) to change the calculation of the cap from a per share basis to a per account basis with respect to total upfront selling commissions, dealer manager fees and stockholder servicing fees. Pursuant to Proposal 3, Section 5.2.3 of the Charter will be amended to provide that all Class T, Class S and Class D shares in a stockholder’s account will convert when the 8.75% (or in the case of the Class T shares, a lower limit as may be set forth in any applicable agreement between the dealer manager and a participating broker-dealer) of gross proceeds limit is reached with respect to all shares held in such account in the aggregate (the “Amendment”). The description of the Amendment is qualified entirely by reference to the Second Articles of Amendment and Restatement (the “Amended Charter”), which is filed as Exhibit 3.1 hereto and is incorporated by reference herein. The Amended Charter was filed with the Secretary of the State of Maryland on July 26, 2017 and went effective on that date.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was initially called to order on June 20, 2017 and postponed until July 26, 2017 solely for the purpose of permitting stockholders of record as of April 1, 2017 additional time to consider Proposal 3. At the reconvened Annual Meeting held on July 26, 2017, the Company’s stockholders approved Proposal 3.

The full results of the votes for, votes against and abstentions relating to Proposal 3 are set forth below:

Votes For	Votes Against	Votes Abstained
32,662,654.36	1,252,612.96	2,309,764.30

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Second Articles of Amendment and Restatement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE REAL ESTATE INCOME TRUST, INC.
Date: July 26, 2017
	By:	/s/ Leon Volchyok
	Name:	Leon Volchyok
	Title:	Chief Securities Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Second Articles of Amendment and Restatement.